      Schedule 14A Information required in proxy statement.
                    Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Preliminary Additional Materials
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.149-11(c) or
       Section 240.14a-12

InterCapital Income Securities Inc. . . . . . . . . . . . . . .
        (Name of Registrant as Specified in its Charter)

LouAnne McInnis . . . . . . . . . . . . . . . . . . . . . . . .
           (Name of Person(s) Filing Proxy Statement)

       Payment of Filing Fee (check the appropriate box):


[ X ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or
       14a-6(j)(2)
[   ]  $500 per each party to the controversy pursuant to Exchange
       Act Rule 14a-6(j)(3)
[   ]  Fee computed on table below per Exchange Act Rules
       14a-6(j)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)   Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid.

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)   Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)   Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                     INTERCAPITAL INCOME SECURITIES INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 20, 1995

   The Annual Meeting of Stockholders of INTERCAPITAL INCOME SECURITIES INC. (the "Fund"), a Maryland corporation, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on December 20, 1995, at 9:00 a.m., New York City time, for the following purposes:

   1. To elect ten (10) Directors to serve until the next Annual Meeting, or until their successors shall have been elected and qualified;

   2. To approve or disapprove the continuance of the Fund's currently effective Investment Management Agreement with Dean Witter InterCapital Inc.;

   3. To ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1996; and

   4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Stockholders of record as of the close of business on October 26, 1995 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business at the Meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Management Agreement and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                     SHELDON CURTIS,
                                                        Secretary

November 1, 1995
New York, New York

----------------------------------------------------------------------------
                                  IMPORTANT
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
----------------------------------------------------------------------------

                     INTERCAPITAL INCOME SECURITIES INC.

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ---------------
                               PROXY STATEMENT
                               ---------------

                        ANNUAL MEETING OF STOCKHOLDERS
                              DECEMBER 20, 1995

   This statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of INTERCAPITAL INCOME SECURITIES INC. (the "Fund"), for use at the Annual Meeting of Stockholders of the Fund to be held on December 20, 1995 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Director and in favor of Proposals 2 and 3 as set forth in the Notice of Annual Meeting of Stockholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund, or attendance and voting at the Meeting.

   Stockholders as of the close of business on October 26, 1995, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On October 26, 1995, there were outstanding 12,200,518 shares of common stock of the Fund, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Fund on that date. Directors and officers of the Fund, together, owned less than 1% of the Fund's outstanding shares on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and sales by stockholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Fund and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about November 1, 1995.

                          (1) ELECTION OF DIRECTORS

   The number of Directors has currently been fixed by the Board of Directors at ten pursuant to the By-Laws of the Fund. At the Meeting, ten Directors are to be elected to hold office until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified. There are presently ten Directors.

   Eight of the current ten Directors (Jack F. Bennett, Michael Bozic, Edwin
J. Garn, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent and John L. Schroeder) are "Independent Directors", that is, Directors who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). The nominees for election as Directors have been proposed by the Directors now serving or, in the case of the nominees for positions as Independent Directors, by the Independent Directors now serving. All of the Directors have been elected by the Stockholders of the Fund.

   The nominees of the Board of Directors for election as Directors are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees: Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Fund knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. Directors will be elected by a plurality of the votes cast at the Meeting. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   The following information regarding each of the nominees for election as Director includes his principal occupations and employment for at least the last five years, his age, shares of the Fund owned, if any, as of October 26, 1995 (shown in parentheses), positions with the Fund, and directorships or, trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 80 investment companies, including the Fund, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 13 investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Director to be elected at this Meeting are:

   JACK F. BENNETT, Director since January, 1988; age 71; Retired; Director or Trustee of the Dean Witter Funds; formerly Senior Vice President and Director of Exxon Corporation (1975-1989) and Under Secretary of the U.S. Treasury for Monetary Affairs (1974-1975); Director of Philips Electronics N.V., Tandem Computers Inc. and Massachusetts Mutual Insurance Co.; director or trustee of various not-for-profit and business organizations.

   MICHAEL BOZIC, Director since April, 1994; age 54; Private investor; Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly Chairman and Chief Executive Officer (January, 1987-August, 1990) and President and Chief Operating Officer (August, 1990-February, 1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund, Weirton Steel Corporation and Domain Inc. (home decor retailer).

   CHARLES A. FIUMEFREDDO,* Director since July, 1991; age 62; Chairman, Chief Executive Officer and Director of InterCapital, Dean Witter Services Company Inc. ("DWSC") and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of Dean Witter Reynolds Inc. ("DWR"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director and/or officer of various Dean Witter, Discover & Co. ("DWDC") subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   EDWIN JACOB (JAKE) GARN, Director since January, 1993; age 63; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp.; Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Director since January, 1983; age 70; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Director since July, 1991; age 46; Senior Partner, Johnson Smick International, Inc., a consulting firm (since June, 1985); Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August, 1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   PAUL KOLTON, Director since July, 1986 (2,410 shares); age 72; Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of Financial Accounting Standards Advisory Council and Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company, Inc.); director or trustee of various not-for-profit organizations.

   MICHAEL E. NUGENT, Director since July, 1991; age 59; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

   PHILIP J. PURCELL,* Director since April, 1994; age 52; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Director since April, 1994; age 65; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September,
1995); Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991).

   The executive officers of the Fund other than shown above are: Sheldon Curtis, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; David A. Hughey, Vice President; Edmund C. Puckhaber, Vice President; Rochelle G. Siegel, Vice President; and Thomas F. Caloia, Treasurer. In addition, Robert S. Giambrone, Joseph J. McAlinden, Peter M. Avelar, Jonathan R. Page, Kevin Hurley and James F. Willison are Vice Presidents of the Fund and Marilyn K. Cranney, Barry Fink, Lou Anne D. McInnis and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 63 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and

---------------
* Messrs. Fiumefreddo and Purcell may be deemed "interested persons," as defined in Section 2(a)(19) of the Act, of the Fund and its Investment Manager due to their affiliation with the Investment Manager and/or its affiliated companies.
                                4

Secretary of DWTC. Mr. Scanlan is 59 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992- March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Hughey is 64 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital; he is also Executive Vice President and Chief Administrative Officer of Distributors, DWSC and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). Mr. Puckhaber is 56 years old and is currently Executive Vice President of InterCapital (since January, 1991) and Director of DWTC. Ms. Siegel is 47 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 49 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 52 years old and is currently Senior Vice President of InterCapital (since June 1995). He was formerly a Managing Director at Dillon Reed. Mr. Avelar is 37 years old and is currently Senior Vice President of InterCapital. He was previously employed by PaineWebber Asset Management as a senior portfolio manager. Mr. Page is 49 years old and is currently Senior Vice President of InterCapital. Mr. Hurley is 50 years old and is currently Senior Vice President of InterCapital (since February, 1995). He was formerly a Managing Director at Ark Asset Management. Mr. Willison is 52 years old and is currently Senior Vice President of InterCapital. Other than Messrs. Scanlan, Giambrone, McAlinden, Avelar and Hurley, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

BOARD OF DIRECTORS; RESPONSIBILITIES AND COMPENSATION OF INDEPENDENT
DIRECTORS

   As mentioned above, the Fund is one of the Dean Witter Funds, a group of investment companies managed by InterCapital. As of the date of this proxy statement, there are a total of 80 Dean Witter Funds, comprised of 120 portfolios. As of September 30, 1995, the Dean Witter Funds had total net assets of approximately $68.5 billion and more than five million shareholders.

   The Board of Directors or Trustees, consisting of ten (10) directors or trustees, is the same for each of the Dean Witter Funds. Some of the Funds are organized as business trusts, others as corporations, but the functions and duties of directors and trustees are the same. Accordingly, directors and trustees of the Dean Witter Funds are referred to in this section as Directors.

   Eight Directors, that is, 80% of the total number, have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Directors. Five of the eight Independent Directors are also Independent Trustees of the TCW/DW Funds. As of the date of this proxy statement, there are a total of 13 TCW/DW Funds. Two of the Funds' Directors, that is, the management Directors, are affiliated with InterCapital.

   As noted in a federal court ruling, "The independent directors. . . are expected to look after the interests of shareholders by 'furnishing an independent check upon management,' especially with respect to fees paid to the investment company's sponsor." In addition to their general "watchdog" duties, the Independent Directors are charged with a wide variety of responsibilities under the Act. In order to perform their duties effectively, the Independent Directors are required to review and understand large amounts of material, often of a highly technical and legal nature.

   The Dean Witter Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; that is, people whose advice and counsel are valuable and in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because of the demands made on their time by the Funds. Indeed, to serve on the Funds' Boards, certain Directors who would be qualified and in demand to serve on bank boards would be prohibited by law from serving at the same time as a director of a national bank and as a Director of a Fund.

   The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Since most of the Dean Witter Funds have such a plan, and since all of the Funds' Boards have the same members, the Independent Directors effectively control the selection of other Independent Directors of all the Dean Witter Funds.

GOVERNANCE STRUCTURE OF THE DEAN WITTER FUNDS

   While the regulatory system establishes both general guidelines and specific duties for the Independent Directors, the governance arrangements from one investment company group to another vary significantly. In some groups the Independent Directors perform their role by attendance at periodic meetings of the board of directors with study of materials furnished to them between meetings. At the other extreme, an investment company complex may employ a full-time staff to assist the Independent Directors in the performance of their duties.

   The governance structure of the Dean Witter Funds lies between these two extremes. The Independent Directors and the Funds' Investment Manager alike believe that these arrangements are effective and serve the interests of the Funds' shareholders. All of the Independent Directors serve as members of the Audit Committee and the Committee of the Independent Directors. Three of them also serve as members of the Derivatives Committee.

   The Committee of the Independent Directors is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing Fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex, and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; advising the independent accountants and management personnel that they have direct access to the Committee at all times; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has established a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   Committee meetings are sometimes held away from the offices of InterCapital and sometimes in the Boardroom of InterCapital. These meetings are held without management directors or officers being present, unless and until they may be invited to the meeting for purposes of furnishing information or making a report. These separate meetings provide the Independent Directors an opportunity to explore in depth with their own independent legal counsel, independent auditors and other independent consultants, as needed, the issues they believe should be addressed and resolved in the interests of the Funds' shareholders.

   For the fiscal year ended September 30, 1995, the Board of Trustees of the Trust held six meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee held two, ten and three meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEES

   The Chairman of the Committees maintains an office of the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Directors to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on the issues, and arranges to have the information furnished. He also arranges for the services of independent experts to be provided to the Committees and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Directors and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Directors.

   The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Director of the Dean Witter Funds and as an Independent Trustee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

VALUE OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR ALL DEAN WITTER FUNDS

   The Independent Directors and the Funds' management believe that having the same Independent Directors for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders. This arrangement avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the Funds or even of sub-groups of Funds. It is believed that having the same individuals serve as Independent Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the likelihood of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, it is believed that having the same Independent Directors serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT DIRECTORS

   The Fund pays each Independent Director an annual fee of $1,000 ($1,200 prior to October 1, 1995) plus a per meeting fee of $50 for meetings of the Board of Directors or committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an annual fee of $750 ($1,000 prior to January 1, 1995) and pays the Chairman of the Committee of the Independent Directors an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The Fund has adopted a retirement program under which an Independent Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Director of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Director is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 28.75% of his or her Eligible Compensation plus 0.4791666% of such Eligible Compensation for each full month of service as an Independent Director or Director of any Adopting Fund in excess of five years up to a maximum of 57.50% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one fifth of the total compensation earned by such Eligible Director for service to the Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are not secured or funded by the Fund. As of the date of this proxy statement, 58 Dean Witter Funds have adopted the retirement program.

---------------
(1) An Eligible Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Director and his or her spouse on the date of such Eligible Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
                                8

   The following table illustrates the compensation paid and the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended September 30, 1995 and the estimated retirement benefits for the Fund's Independent Directors as of September 30, 1995.

                                      FUND COMPENSATION                           ESTIMATED RETIREMENT BENEFITS
                              --------------------------------  ----------------------------------------------------------------
                                                                    ESTIMATED
                                                  RETIREMENT     CREDIT YEARS OF     ESTIMATED                        ESTIMATED
                                  AGGREGATE        BENEFITS        SERVICE AT      PERCENTAGE OF      ESTIMATED        ANNUAL
                                COMPENSATION    ACCRUED AS FUND    RETIREMENT        ELIGIBLE         ELIGIBLE      BENEFITS UPON
NAME OF INDEPENDENT DIRECTOR    FROM THE FUND      EXPENSES       (MAXIMUM 10)     COMPENSATION    COMPENSATION(2)  RETIREMENT(3)
----------------------------  ---------------  ---------------  ---------------  ---------------  ---------------  -------------
Jack F. Bennett ............. $1,800           $1,344             8                46.0%             $2,219            $1,021
Michael Bozic ...............  1,900              341            10                57.5               1,950             1,121
Edwin J. Garn ...............  2,000              634            10                57.5               1,950             1,121
John R. Haire ...............  4,350(4)         3,132            10                57.5               5,145             2,958
Dr. Manual H. Johnson .......  1,950              258            10                57.5               1,950             1,121
Paul Kolton .................  2,000            1,369            10                57.0               2,435             1,388
Michael E. Nugent ...........  1,850              453            10                57.5               1,950             1,121
John L. Schroeder ...........  1,850              670             8                47.9               1,950               934

---------------
(2)  Based on current levels of compensation.

(3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) above.
(4) Of Mr. Haire's compensation from the Fund, $3,400 was paid to him as Chairman of the Committee of the Independent Directors ($2,400) and as Chairman of the Audit Committee ($1,000).

   The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 1994 for services to the 73 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 13 TCW/DW Funds that were in operation at December 31, 1994. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                    FOR SERVICE AS
                                                                     CHAIRMAN OF
                                FOR SERVICE AS                      COMMITTEES OF     TOTAL CASH
                                  DIRECTOR OR      FOR SERVICE AS    INDEPENDENT     COMPENSATION
                                 DIRECTOR AND       DIRECTOR AND      DIRECTORS/    FOR SERVICES TO
                               COMMITTEE MEMBER   COMMITTEE MEMBER   TRUSTEES AND   73 DEAN WITTER
                               OF 73 DEAN WITTER    OF 13 TCW/DW        AUDIT        FUNDS AND 13
NAME OF INDEPENDENT DIRECTOR         FUNDS             FUNDS          COMMITTEES     TCW/DW FUNDS
----------------------------  -----------------  ----------------  --------------  ---------------
Jack F. Bennett ............. $125,761              --                    --       $125,761
Michael Bozic ...............   82,637              --                    --         82,637
Edwin J. Garn ...............  125,711              --                    --        125,711
John R. Haire ...............  101,061           $66,950            $225,563(5)     393,574
Dr. Manuel H. Johnson .......  122,461            60,750                  --        183,211
Paul Kolton .................  128,961            51,850              34,200(5)     215,011
Michael E. Nugent ...........  115,761            52,650                  --        168,411
John L. Schroeder ...........   85,938              --                    --         85,938

---------------
(5)  For the 73 Dean Witter Funds.

(6)  For the 13 TCW/DW Funds.

   As of the date of this proxy statement, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1 percent of the Fund's shares of common stock interest outstanding.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                       INVESTMENT MANAGEMENT AGREEMENT

   The Fund's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Manager" or "InterCapital"), pursuant to an Investment Management Agreement dated June 30, 1993 (referred to herein as the "Management Agreement") which took effect upon the distribution by Sears, Roebuck and Co. ("Sears") to its shareholders of all the common shares of DWDC (the parent company of InterCapital and DWR) then owned by Sears.

   The Management Agreement was approved by the Board of Directors on October 30, 1992, and by the stockholders of the Fund at the Annual Meeting of Stockholders held on January 13, 1993. The present Management Agreement supersedes an earlier management agreement originally entered into by the Fund with DWR, through its InterCapital Division, and initially approved by the Board, including a majority of the Independent Directors, on January 18, 1983 and last approved by the Stockholders of the Fund at their Annual Meeting of Stockholders on December 30, 1991. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment management activities previously performed by the InterCapital Division of DWR. The assumption by InterCapital of DWR's rights and obligations under this earlier management agreement in connection with the reorganization was approved by the Directors at a meeting held on October 30, 1992 and also by the Stockholders of the Fund at the Annual Meeting of Stockholders on January 13, 1993.

   The terms of the Management Agreement, including fees payable by the Trust thereunder, are substantially identical in all respects to those of the earlier management agreement except for the dates of effectiveness and expiration and the name of the Investment Manager. The terms of the Management Agreement are described below. The Management Agreement was last approved by the Stockholders of the Fund as a routine matter at their Annual Meeting held on December 22, 1994. The Management Agreement's continuation until April 30, 1996 was approved by the Directors, including a majority of the Independent Directors, at a meeting of the Board held on April 20, 1995. In the event Stockholders do not approve continuance of the Management Agreement by the required majority vote at the forthcoming meeting or any adjournment thereof, the Board of Directors of the Fund will take such action as it deems to be in the best interest of the Fund and its Stockholders, which may include calling a special meeting of Stockholders to vote on a new investment management agreement.

   In considering whether or not to approve the Management Agreement, the Board of Directors reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Investment Manager's services and personnel, and the appropriateness of the fees that are paid under the Management Agreement. Based upon its review, the Board of Directors, including all of the Independent Directors, determined that the approval of the Management Agreement was in the best interests of the Fund and its Stockholders.

   The favorable vote of a majority of the outstanding voting securities of the Fund is required for the approval of the Management Agreement. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE MANAGEMENT AGREEMENT.

THE MANAGEMENT AGREEMENT

   The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   The Management Agreement provides that the Investment Manager shall continuously manage the assets of the Fund in a manner consistent with the Fund's investment objectives. The Investment Manager has authority to place orders for the purchase and sale of portfolio securities on behalf of the Fund without prior approval of its Directors. The Directors review the investment portfolio at their regular meetings. In addition, the Investment Manager pays the compensation of the officers of the Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Management Agreement, the Fund pays the Investment Manager compensation which is computed and accrued weekly and payable monthly and which is determined by applying the annual rate of 1/2 of 1% to the Fund's average weekly net assets. The Management Agreement provides that if operating expenses, including the management fee but excluding interest, taxes, brokerage commissions and extraordinary expenses (to the extent permitted by state securities laws or regulations), paid or payable by the Fund in any fiscal year exceed (a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1% of such average net assets in excess of $30 million; or (b) 25% of the Fund's gross income for such year the Investment Manager will pay the Fund the greater of the excess as computed under (a) or (b). Any such payments will be made on a monthly basis either by direct payment or by offset against the monthly fee payable to the Investment Manager. During the fiscal year ended September 30, 1995, the Fund's expenses did not exceed the limitations noted above. For the fiscal year ended September 30, 1995, the Fund accrued to the Investment Manager total compensation of $1,056,264. The net assets of the Fund totalled $219,892,411 at September 30, 1995.

   Under the Management Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its Stockholders; all expenses of Stockholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to Stockholders; fees and travel expenses of Directors or members of any advisory board or committee, who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash, charges and expenses of any outside service used for the pricing of the Fund's shares, charges and expenses of legal counsel, including counsel to the Independent Directors of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Investment Manager); association dues; interest payable on the Fund's borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs to the Fund's operations unless otherwise explicitly provided in the Management Agreement.

   The Management Agreement had an initial term ending April 30, 1994 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Directors of the Fund, and, in either event, by the vote cast in person by a majority of the Directors who are not parties to the Management Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Management Agreement's continuation until April 30, 1996 was approved by the Directors, including a majority of the Independent Directors, at a Meeting of the Directors held on April 20, 1995, called for the purpose of approving the Management Agreement.

   The Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, a wholly-owned subsidiary of InterCapital, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees paid by the Fund for the overall services being performed under the terms of the Management Agreement.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, DWSC, DWTC and InterCapital; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWTC and DWSC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and

General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Fund and sets forth the net assets and fees payable to InterCapital by such companies, including the Fund.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended September 30, 1995, the Fund accrued to Dean Witter Trust Company, the Fund's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $183,288.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. For the fiscal year ended September 30, 1995, the Trust paid $602 in brokerage commissions to DWR, representing 100% of the total brokerage commissions paid by the Fund during the year.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Directors have unanimously selected the firm of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1996. Its selection is being submitted for ratification or rejection by Stockholders at the Meeting. Price Waterhouse LLP has been the independent accountants for the Fund since its inception, and has no direct or indirect financial interest in the Fund.

   A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of Stockholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Fund. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE DIRECTORS UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business at the Meeting, or the vote required to approve or reject any proposal, is not obtained, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

                            SHAREHOLDERS PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders must be received no later than July 12, 1996, for inclusion in the proxy statement for that meeting.

                           REPORTS TO STOCKHOLDERS

   The Fund's most recent Annual Report, and its most recent Semi-annual Report succeeding the Annual Report, are available without charge upon request from Adrienne Ryan-Pinto at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS) (toll-free).

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                           By Order of the Board of Directors

                                     SHELDON CURTIS
                                        Secretary

                                                                    APPENDIX

   InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to that of the Fund, with the net assets shown as of October 26, 1995.

                                                   NET ASSETS AS    CURRENT INVESTMENT MANAGEMENT
                                                    OF 10/26/95              FEE RATE(S)
                                                  --------------  -------------------------------
1. DEAN WITTER HIGH YIELD SECURITIES INC.* .......   $453,701,746   0.50% on assets up to $500
                                                                    million, scaled down at various
                                                                    asset levels to 0.30% on assets
                                                                    over $3 billion
2. DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST* .   $7,984,956,811 0.50% on assets up to $1
                                                                    million, scaled down at various
                                                                    asset levels to 0.30% on assets
                                                                    over $12.5 billion
3. DEAN WITTER CONVERTIBLE SECURITIES TRUST*  ....   $179,078,887   0.60% on assets up to $750
                                                                    million, scaled down at various
                                                                    asset levels to 0.425% on
                                                                    assets over $3 billion
4. DEAN WITTER FEDERAL SECURITIES TRUST*  ........   $825,905,771   0.55% on assets up to $1
                                                                    billion, scaled down at various
                                                                    asset levels to 0.35% on assets
                                                                    over $12.5 billion
5. INTERCAPITAL INCOME SECURITIES INC.**  ........   $219,962,759   0.50%
6. HIGH INCOME ADVANTAGE TRUST** .................   $158,170,500   0.75% on assets up to $250
                                                                    million, scaled down at various
                                                                    asset levels to 0.30% on assets
                                                                    over $1 billion
7. HIGH INCOME ADVANTAGE TRUST II** ..............   $212,557,938   0.75% on assets up to $250
                                                                    million, scaled down at various
                                                                    asset levels to 0.30% on assets
                                                                    over $1 billion
8. HIGH INCOME ADVANTAGE TRUST III** .............   $81,882,682    0.75% on assets up to $250
                                                                    million, scaled down at various
                                                                    asset levels to 0.30% on assets
                                                                    over $1 billion
9. DEAN WITTER INTERMEDIATE INCOME SECURITIES* ...   $232,062,921   0.60% on assets up to $500
                                                                    million, scaled down at various
                                                                    asset levels to 0.30% on assets
                                                                    over $1 billion
10. DEAN WITTER WORLD WIDE INCOME TRUST*  ........   $138,790,799   0.75% on assets up to $250
                                                                    million, scaled down at various
                                                                    asset levels to 0.30% on assets
                                                                    over $1 billion
11. DEAN WITTER GOVERNMENT INCOME TRUST**  .......   $474,372,082   0.60%
12. DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
    INC.* ........................................   $107,445,536   0.55% on assets up to $500
                                                                    million and 0.50% on assets
                                                                    over $500 million
13. DEAN WITTER PREMIER INCOME TRUST* ............   $31,277,103    0.50% (of which 40% is paid to
                                                                    a Sub-Adviser)
14. DEAN WITTER SHORT-TERM U.S. TREASURY TRUST* ..   $283,167,296   0.35%

15. DEAN WITTER DIVERSIFIED INCOME TRUST* ........   $542,204,296   0.40%


                                                   NET ASSETS AS    CURRENT INVESTMENT MANAGEMENT
                                                    OF 10/26/95              FEE RATE(S)
                                                  --------------  -------------------------------
16. DEAN WITTER SHORT-TERM BOND FUND* ............   $35,788,993    0.70%(1)
17. DEAN WITTER HIGH INCOME SECURITIES*  .........   $353,890,406   0.50%
18. PRIME INCOME TRUST** .........................   $546,404,320   0.90% on assets up to $500
                                                                    million and 0.85% on assets
                                                                    over $500 million
19. DEAN WITTER BALANCED INCOME FUND* ............   $22,330,496    0.60%(2)
20. DEAN WITTER RETIREMENT SERIES:*
    (a) U.S. GOVERNMENT SECURITIES SERIES ........   $8,567,500     0.65%(3)
    (b) INTERMEDIATE INCOME SECURITIES SERIES ....   $4,213,399     0.65%(3)
21. DEAN WITTER VARIABLE INVESTMENT SERIES:***
    (a) QUALITY INCOME PLUS PORTFOLIO ............   $494,141,782   0.50% on assets up to $500
                                                                    million and 0.45% on assets
                                                                    over $500 million
    (b) HIGH YIELD PORTFOLIO .....................   $147,838,127   0.50%
22. DEAN WITTER SELECT DIMENSIONS INVESTMENT
    SERIES:***
    (a) DIVERSIFIED INCOME PORTFOLIO .............   $6,594,136     0.40%(4)
    (b) NORTH AMERICAN GOVERNMENT SECURITIES
        PORTFOLIO ................................   $1,105,857     0.65%(4) (of which 40% is
                                                                    paid to a Sub-Adviser)
23. DEAN WITTER INTERMEDIATE TERM U.S. TREASURY
    TRUST* .......................................   $3,852,248     0.35%(5)

---------------
*    Open-end investment company.

**   Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until December 31, 1995.

(2) InterCapital has undertaken to assume all operating expenses of Dean Witter Balanced Income Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until March 31, 1996, whichever occurs first.

(3) InterCapital has undertaken to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for in its investment management agreement with that company in respect of each Series until December 31, 1995, and to assume such expenses and waive the compensation provided for in its investment management agreement with respect to any Series to the extent that such expenses and compensation exceed 1.00% of the daily net assets of the Series for the period from January 1, 1996 through July 31, 1997.

(4) InterCapital has undertaken to assume all operating expenses of the Portfolios of Dean Witter Select Dimensions Investment Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for in its investment management agreement with that company in respect of each Portfolio until such time as the pertinent Portfolio has $50 million of net assets or until December 31, 1995, whichever occurs first.

(5) InterCapital has undertaken to assume all operating expenses of Dean Witter Intermediate Term U.S. Treasury Trust (except for any 12b-1 fees and brokerage expenses) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until March 27, 1996, whichever occurs first.

                               A-2


                     INTERCAPITAL INCOME SECURITIES INC.
              ANNUAL MEETING OF STOCKHOLDERS--DECEMBER 20, 1995

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, EDMUND C. PUCKHABER, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of INTERCAPITAL INCOME SECURITIES INC. on December 20, 1995 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 1, 1995 as follows:

   THIS PROXY IS SOLICITED BY THE DIRECTORS. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR THE PROPOSALS.

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
                                  ENVELOPE.

(Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [X] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS: [ ] FOR ALL NOMINEES          [ ] WITHHOLD
                              (except as marked to          AUTHORITY
                              the contrary below)           (to vote for
                                                            all nominees)

Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John
                         R. Haire, Manuel H. Johnson,
     Paul Kolton, Michael E. Nugent, Philip J. Purcell, John L. Schroeder (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
-----------------------------------------------------------------------------
2. APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT:
FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
ACCOUNTANTS:
FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

                                                                       098

and in their discretion in the transaction of any other business which may properly come before the meeting.
                                       Please sign
                                       personally. If the
                                       share is registered in
                                       more than one name,
                                       each joint owner or
                                       each fiduciary should
                                       sign personally. Only
                                       authorized officers
                                       should sign for
                                       corporations.
                                       Dated ----------------------
                                             ----------------------

                                                    Signature
                                             ----------------------